SCHEDULE 14A

Joint Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

Columbia Frontier Fund, Inc.

Columbia Government Money Market Fund, Inc.

Seligman Value Fund Series, Inc.

Columbia Seligman Communications and Information Fund, Inc.

Seligman Global Fund Series, Inc.

(Name of Registrant as Specified in its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Columbia Frontier Fund, Inc.

Columbia Government Money Market Fund, Inc.

Seligman Value Fund Series, Inc.

Columbia Seligman Communications and Information Fund, Inc.

Seligman Global Fund Series, Inc.

50606 Ameriprise Financial Center, Minneapolis, MN 55474

Current Fund Name	Previous Fund Name	Registrant
Columbia Frontier Fund, Inc.	Seligman Frontier Fund, Inc.	Columbia Frontier Fund, Inc.
Columbia Government Money Market Fund, Inc.	RiverSource Government Money Market Fund, Inc.	Columbia Government Money Market Fund, Inc.
Columbia Select Large-Cap Value Fund	Seligman Large-Cap Value Fund	Seligman Value Fund Series, Inc.
Columbia Select Smaller-Cap Value Fund	Seligman Smaller-Cap Value Fund	Seligman Value Fund Series, Inc.
Columbia Seligman Communications and Information Fund, Inc.	Seligman Communications and Information Fund, Inc.	Columbia Seligman Communications and Information Fund, Inc.
Columbia Seligman Global Technology Fund	Seligman Global Technology Fund	Seligman Global Fund Series, Inc.
(each, a “Fund” and collectively, the “Funds”)		(each, a “Company” and collectively, the “Companies”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

This is a brief overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On February 15, 2011, a Joint Special Meeting of Shareholders of each Fund and each Company (defined above) as a whole (the “Meeting”) will be held at One Financial Center, Boston (5th Floor Conference Room A), Massachusetts, 02111, at 1:00 p.m. (Eastern). You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	What are the proposals?

A.	Shareholders are being asked to vote on the following proposals:

•	The election of 16 individuals to serve on the boards of directors of the Companies (Proposal 1);

•	The approval of a proposed Investment Management Services Agreement (Proposal 2); and

•	The authorization of the Fund’s investment manager to enter into and materially amend such Fund’s subadvisory agreements in the future without obtaining shareholder approval (Proposal 3).

Q.	Why am I being asked to elect directors?

A.	On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, even though the Columbia RiverSource Board that oversees each Fund would be larger and cause the portion of the fund complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support board reporting and interaction.

In order to effect the consolidation, each Board Governance Committee and its respective full Columbia RiverSource Board have nominated the 16 individuals listed in the Joint Proxy Statement, which includes the 9 individuals currently serving as directors/trustees on the Columbia RiverSource Boards, for election to the Columbia RiverSource Boards, each to hold office for an indefinite term. Information about each nominee is set forth in the Joint Proxy Statement under Proposal 1.

Q.	Why am I being asked to approve a proposed Investment Management Services Agreement?

A.

Proposal 2 requests your vote on a proposed Investment Management Services Agreement (each, a “Proposed IMS Agreement” and collectively, the “Proposed IMS Agreements”) between Columbia Management and each Company, on behalf of the Funds. The Proposed IMS Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by other funds in the Combined Fund Complex and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the Proposed IMS Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Investment Management Services Agreements currently in effect (each, a “Current IMS Agreement” and collectively, the “Current IMS Agreements”).

Q.	How would the Proposed IMS Agreements affect my Fund?

A.	The Proposed IMS Agreements include certain changes to the terms and conditions of the Funds’ Current IMS Agreements. As further described in the accompanying Joint Proxy Statement, these changes include, among other things, the elimination of a list of specific expenses that a Fund is responsible for in favor of a general obligation of the Fund to bear any operating expenses incurred (though there will be no actual change in the allocation of expenses between Columbia Management and a Fund) and a change in governing law from Minnesota to Massachusetts. As noted above, the Funds are expected to receive at least the same level and quality of services as those received under the Current IMS Agreements and there are no proposed fee rate changes under the Proposed IMS Agreements that could result in an increase in the investment advisory fee rates payable under the Current IMS Agreements.

Q:	What is the Manager of Managers Proposal?

A.	Each Columbia RiverSource Board, on behalf of its respective Funds, has approved a proposal (the “Manager of Managers Proposal”) authorizing Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the applicable Columbia RiverSource Board, but without obtaining approval from shareholders of the corresponding Fund.

Q:	Why am I being asked to vote on the Manager of Managers Proposal?

A.	The Manager of Managers Proposal will afford Columbia Management the flexibility to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated with Columbia Management, with the approval of only the applicable Columbia RiverSource Board, and without incurring the costs and delays associated with holding a shareholder meeting. Most of the funds in the Combined Fund Complex already have an identical policy. Therefore, approval of the Manager of Managers Proposal will conform the Funds’ policies in this respect to the current policy of most of the funds in the Combined Fund Complex.

Although none of the Funds currently has any subadvisory agreements, if shareholders of the Funds approve Proposal 3, Columbia Management would have the authority to enter into such relationships and evaluate them in the broader context of its manager of managers/subadviser program. To the extent Columbia Management decides to enter into or change any such subadvisory relationship, that recommendation could not be implemented without Board approval, but would not require future shareholder approval unless an affiliated subadviser is selected.

Q.	How do the Columbia RiverSource Boards recommend that I vote?

A.	The Columbia RiverSource Boards unanimously recommend that you vote FOR the election of each nominee and FOR all other Proposals.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of these costs.

Q.	How can I vote?

A.	You can vote in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur on February 15, 2011 at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern). If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such Fund or account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about any of the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (800) 708-7953.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Current Fund Name	Previous Fund Name	Registrant
Columbia Frontier Fund, Inc.	Seligman Frontier Fund, Inc.	Columbia Frontier Fund, Inc.
Columbia Government Money Market Fund, Inc.	RiverSource Government Money Market Fund, Inc.	Columbia Government Money Market Fund, Inc.
Columbia Select Large-Cap Value Fund	Seligman Large-Cap Value Fund	Seligman Value Fund Series, Inc.
Columbia Select Smaller-Cap Value Fund	Seligman Smaller-Cap Value Fund	Seligman Value Fund Series, Inc.
Columbia Seligman Communications and Information Fund, Inc.	Seligman Communications and Information Fund, Inc.	Columbia Seligman Communications and Information Fund, Inc.
Columbia Seligman Global Technology Fund	Seligman Global Technology Fund	Seligman Global Fund Series, Inc.
(each, a “Fund” and collectively, the “Funds”)		(each, a “Company” and collectively, the “Companies”)

To be held on February 15, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund and Company as a whole will be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111 at 1:00 p.m. (Eastern) on February 15, 2011. At the Meeting, shareholders will be asked to:

	Proposal	Funds Covered by Proposals
1.	Elect 16 directors to the board of directors of the Company, each to hold office for an indefinite term.	All Funds
2.	Approve a proposed Investment Management Services Agreement between the Company, on behalf of the Fund, and Columbia Management Investment Advisers, LLC.	All Funds
3.	Approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors, but without obtaining shareholder approval.	All Funds

Please take some time to read the enclosed Joint Proxy Statement. It discusses these proposals in more detail. If you were a shareholder of a Fund as of the close of business on December 17, 2010, you may vote at the Meeting or at any adjournment of the Meeting on the proposal(s) applicable to your Fund(s). You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card. If you have questions, please call the Funds’ proxy solicitor toll free at (800) 708-7953. It is important that you vote. The board of directors of each Company unanimously recommends that you vote FOR each nominee and FOR all other Proposals in the Joint Proxy Statement.

By order of the Boards of Directors,

Scott R. Plummer, Secretary

December 20, 2010

Columbia Frontier Fund, Inc.

Columbia Government Money Market Fund, Inc.

Seligman Value Fund Series, Inc.

Columbia Seligman Communications and Information Fund, Inc.

Seligman Global Fund Series, Inc.

50606 Ameriprise Financial Center, Minneapolis, MN 55474

Current Fund Name	Previous Fund Name	Registrant
Columbia Frontier Fund, Inc.	Seligman Frontier Fund, Inc.	Columbia Frontier Fund, Inc.
Columbia Government Money Market Fund, Inc.	RiverSource Government Money Market Fund, Inc.	Columbia Government Money Market Fund, Inc.
Columbia Select Large-Cap Value Fund	Seligman Large-Cap Value Fund	Seligman Value Fund Series, Inc.
Columbia Select Smaller-Cap Value Fund	Seligman Smaller-Cap Value Fund	Seligman Value Fund Series, Inc.
Columbia Seligman Communications and Information Fund, Inc. Columbia Seligman Global Technology Fund (each, a “Fund” and collectively, the “Funds”)	Seligman Communications and Information Fund, Inc.	Columbia Seligman Communications and Information Fund, Inc. Seligman Global Fund Series, Inc. (each, a “Company” and collectively, the “Companies”)
Seligman Global Technology Fund

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February 15, 2011

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of directors (each, a “Columbia RiverSource Board” and collectively, the “Columbia RiverSource Boards”) of the Companies listed above relating to a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds and the Companies as a whole to be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111 on February 15, 2011 at 1:00 p.m. (Eastern). It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January 5, 2011.

The purpose of the Meeting is to ask Fund shareholders to:

	Proposal	Funds Covered by Proposal
1.	Elect 16 directors to the Columbia RiverSource Board of the Company, each to hold office for an indefinite term.	All Funds
2.	Approve a proposed Investment Management Services Agreement between the Company, on behalf of the corresponding Fund, and Columbia Management Investment Advisers, LLC.	All Funds
3.	Approve a proposal to authorize Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors, but without obtaining shareholder approval.	All Funds

Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Elect Directors

The shareholders of the Funds of the Companies are being asked to elect the 16 individuals identified in Proposal 1 (the “Nominees”) to serve as directors on the Columbia RiverSource Boards of the Companies. The Board Governance Committee of each Columbia RiverSource Board has recommended and nominated, and the full Columbia RiverSource Board has nominated, the Nominees for election to the Columbia RiverSource Boards, each to hold office for an indefinite term. Information about each Nominee is set forth below under Proposal 1.

Proposal 2: Approve Proposed Investment Management Services Agreement

The shareholders of the Funds are being asked to approve a proposed Investment Management Services Agreement between each Fund’s corresponding Company, on behalf of such Fund(s), and Columbia Management Investment Advisers LLC (“Columbia Management”). The proposed Investment Management Services Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by the Columbia-branded funds (the “Columbia Fund Complex”) and the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”) and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the proposed Investment Management Services Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Investment Management Services Agreements currently in effect. Information about the proposed Investment Management Service Agreements is set forth under Proposal 2.

Proposal 3: Approve the Manager of Managers Proposal

The shareholders of the Funds are being asked to vote on a proposal to authorize Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of their Company’s board of directors, but without obtaining shareholder approval. Information about the Manager of Managers Proposal is set forth under Proposal 3.

Effectiveness of the Proposals

None of the proposals is contingent on the outcome of any other proposal. In addition, approval of a proposal by one Fund is not contingent on the approval of the same proposal by any other Fund.

PROPOSAL 1 — ELECT DIRECTORS

(All Funds)

On May 1, 2010, Ameriprise Financial, Inc. (“Ameriprise”), the parent company of Columbia Management, the Funds’ investment manager, acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia Fund Complex, in addition to the RiverSource Fund Complex.

Following the Transaction, the Columbia RiverSource Boards and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees, and that the consolidation would enhance the oversight of a larger fund family and should achieve cost efficiencies over time for certain fund shareholders. In this regard, even though the Columbia RiverSource Board that oversees each Fund would be larger and cause the portion of the fund complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support board reporting and interaction.

Each Fund is a series of one of the Companies, and each Company is organized as a Maryland corporation. In order to effect the consolidation, at a joint meeting held on September 29, 2010, the Board Governance Committee of each Columbia RiverSource Board, in joint session with each Columbia RiverSource Board, recommended the nomination of the Non-Interested Nominees (defined below) and the Interested Nominees (defined below). Each Columbia RiverSource Board, including a majority of the directors who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), of such Columbia RiverSource Board (each, a “Non-Interested Director” and collectively, the “Non-Interested Directors”), and each Board Governance Committee of the Columbia RiverSource Board voting separately, unanimously nominated the Non-Interested Nominees and Interested Nominees (defined below) and voted to present each Nominee to shareholders for election as directors. The Columbia RiverSource Boards currently have no reason to believe that any Nominee will become unavailable for election as a director, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Board Governance Committee of each Columbia RiverSource Board and each full Columbia RiverSource Board may designate.

The Board elections will be effective second quarter of 2011.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Companies (each, a “Non-Interested Nominee” and collectively, the “Non-Interested Nominees”). The Non-Interested Nominees are: Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Stephen R. Lewis, Jr., John F. Maher, John J. Nagorniak, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and Minor M. Shaw.

William F. Truscott and Anthony M. Santomero (each, an “Interested Nominee” and together, the “Interested Nominees”) are “interested persons” of the Companies. Mr. Truscott is an “interested person” of the Companies (an “Interested Director”) because he serves as Chairman of the Board of Columbia Management (and was previously the President, Chairman of the Board and Chief Investment Officer of Columbia Management from 2001-2010) and as a senior executive of Ameriprise, the parent company of Columbia Management, in which he is also a stockholder. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, he is an “interested person” of the Companies because he serves as a director of Citigroup, Inc. and Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with the Funds or other funds or accounts advised/managed by Columbia Management and/or a Fund’s subadviser.

16 Nominees have been nominated to the Columbia RiverSource Boards. 9 of those Nominees are directors/trustees currently serving on the 12-member Columbia RiverSource Boards. If the Nominees are elected by shareholders, at least 75% of the Columbia RiverSource Boards’ directors will continue to be Non-Interested Directors. The Nominees would serve as directors in accordance with the organizational documents of the Companies. Each director would serve for an indefinite term. A director’s term may terminate by the election of his or her successor, by the termination or dissolution of the Company, or by his or her death, resignation, removal, retirement or incapacity. Under the current Columbia RiverSource Boards’ policy a director may serve until the next Columbia RiverSource Board meeting after he or she reaches the mandatory retirement age established by the Columbia RiverSource Boards, or the fifteenth anniversary of the first Columbia RiverSource Board meeting he or she attended as a director/trustee.

In addition, if the Nominees are elected by shareholders, each Fund would be permitted to proceed with a planned redomiciling without shareholder approval. As noted above, each Company is a Maryland corporation. As part of proposals to achieve consistency and uniformity in the Combined Fund Complex following the Transaction, Columbia Management has proposed redomiciling each Fund from being a series of a Maryland corporation to becoming a series of an affiliated Massachusetts business trust. The redomicilings are anticipated to benefit the Funds and their shareholders in several ways, including by enhancing the opportunity for operating efficiencies and cost savings by consolidating the Funds with other funds in the same Massachusetts business trust and by reducing the number of states under the laws of which the funds in the Combined Fund Complex are organized. In addition, as part of a combined Massachusetts business trust, the Funds should have greater flexibility to implement certain types of routine changes, or changes that the Boards determine are in the best interests of shareholders of their corresponding Fund(s) in response to market or other conditions, in the future without shareholder approval, which may provide cost savings for shareholders.

Shareholders of the Funds are not being asked to vote on the redomicilings. However, the closing of the redomicilings is subject to a number of conditions, including meeting the safe harbor of Rule 17a-8 under the 1940 Act, which permits registered investment companies to redomicile into series of another affiliated entity without shareholder approval upon meeting certain conditions. One condition of the rule requires that the directors of the redomiciling fund who are not “interested persons,” as that term is defined in the 1940 Act, of the redomiciling fund and who were elected by its shareholders, will comprise a majority of the directors of the surviving fund who are not “interested persons” of the surviving fund. If each of the Nominees is elected to a Company’s Board, such condition would be met for Funds that are series of such Company, as the directors, including the Non-Interested Directors, overseeing the redomiciling funds are anticipated to consist of the same persons as the trustees of the surviving funds.

Therefore, even though Fund shareholders are not being asked to vote on the redomicilings, the election of the Nominees, including the Non-Interested Directors, by shareholders of a Company would satisfy one of the conditions of the proposed redomicilings of Funds that are series of such Company. If shareholders of a Company fail to elect the Nominees, including the Non-Interested Directors, the proposed redomicilings would not proceed unless specifically approved by shareholders. Accordingly, the election of the Nominees pursuant to this Proposal 1 by shareholders of a Company could benefit shareholders of such Company by facilitating a redomiciling of those Funds that are series of such Company.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director	Indefinite term; Director since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	194	None

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Edward J. Boudreau, Jr. c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director	Indefinite term; None	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	192	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director	Indefinite term; Director since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	194	None

William P. Carmichael c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director	Indefinite term; None	Retired	192	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (sportswear); McMoRan Exploration Company (oil and gas exploration and development); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

Patricia M. Flynn c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Director	Indefinite term; Director since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	194	None

William A. Hawkins c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 68	Director	Indefinite term; None	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010	192	BofA Funds Series Trust (11 funds)

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
R. Glenn Hilliard c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director	Indefinite term; None	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman –Conseco, Inc. (insurance), August 2004 through September 2005	192	BofA Funds Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Director and Chairman of the Board	Indefinite term; Chairman of the Board since 1/1/07 and Director since 1/1/02	President Emeritus and Professor of Economics, Carleton College	194	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Director	Indefinite term; Director since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	194	None

John J. Nagorniak c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director	Indefinite term; None	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	192	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Catherine James Paglia c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Director	Indefinite term; Director since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	194	None

Leroy C. Richie c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Director	Indefinite term; Director since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	194	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 63	Director	Indefinite term; None	President – Micco Corporation (real estate development) and Mickel Investment Group	192	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Director	Indefinite term; Director since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	194	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)

If elected to serve on the Columbia RiverSource Boards, each Non-Interested Nominee would oversee 148 funds of the RiverSource Fund Complex (except that each Non-Interested Nominee who is currently a Non-Interested Director/Trustee would also oversee Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund, for a total of 150 funds of the RiverSource Fund Complex), and if such Non-Interested Nominee also serves, or is elected to serve on the Columbia Nations Board, then the Non-Interested Nominee would oversee 44 funds of the Columbia Fund Complex, for a total of 192 (or 194) funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero c/o Columbia Family of Funds One Financial Center, Boston, MA 02111 Age 64	Director	Indefinite term; None	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	192	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Director; Senior Vice President	Indefinite term; Director since 11/7/01; Senior Vice President since 5/1/10

Chairman of the Board, Columbia

Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

				194	None

(1)

If elected to serve on the Columbia RiverSource Boards, Dr. Santomero would oversee 148 funds of the RiverSource Fund Complex. If Dr. Santomero also is elected to serve on the Columbia Nations Board, then Dr. Santomero would oversee 44 funds of the Columbia Fund Complex, for a total of 192 funds across the Combined Fund Complex. If elected to serve on the Columbia RiverSource Boards, Mr. Truscott would oversee 150 funds (which includes, in addition to the same 148 funds that would be overseen by Dr. Santomero, Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund) of the RiverSource Fund Complex. If Mr. Truscott also is elected to serve on the Columbia Nations Board, then Mr. Truscott would oversee 44 funds of the Columbia Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Nominees’ Beneficial Ownership of Shares of Each Fund

Appendix A to this Joint Proxy Statement provides information, as of September 30, 2010, about the beneficial ownership by the Nominees of shares of each Fund.

Status of Current Directors

Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., John F. Maher, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and William F. Truscott currently comprise the entire Columbia RiverSource Boards. Due to the mandatory retirement age described above, Ms. Jones and Messrs. Carlson and Laikind have not been re-nominated to serve as directors to the Columbia RiverSource Boards. The Columbia RiverSource Boards met on 11 occasions for the Funds with the fiscal years ended October 31, 2010 and December 31, 2010.

Leadership Structure and Risk Oversight

The Columbia RiverSource Boards oversee management of the Companies and the Funds. The Columbia RiverSource Boards have a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Companies. The Columbia RiverSource Boards currently consist of twelve directors who have extensive and varied experience and skills. Eleven of the directors are Non-Interested Directors. Further information about the background and qualifications of each of the directors can be found in the sections titled “Information Regarding the Non-Interested Nominees” and “Information Regarding the Interested Nominees” above.

The Columbia RiverSource Boards have appointed Stephen R. Lewis, Jr., a Non-Interested Director, to serve in the role of Chairman. The Chairman has significant additional responsibilities compared to the other directors, including, among other things: setting the agenda for Columbia RiverSource Board meetings, communicating and meeting regularly with the other directors between Board and committee meetings on Fund-related matters with the Funds’ Chief Compliance Officer, counsel to the Non-Interested Directors, and representatives of the Funds’ service providers and overseeing Board Services Corporation (which provides office space and other services to the Columbia RiverSource Boards). The Nominees have agreed, if all of the Nominees are elected by the shareholders of the Companies, to renew the appointment of Stephen R. Lewis, Jr. as Chairman subsequent to the Meeting.

The Columbia RiverSource Boards have several standing committees (the “Committees”) which are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Columbia RiverSource Boards” below.

The Columbia RiverSource Boards initially approve an Investment Management Services Agreement and other contracts with Columbia Management and its affiliates, and other service providers. Once the contracts are approved, the Columbia RiverSource Boards monitor the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Columbia RiverSource Boards oversee that processes are in place to assure compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. Annually, the Columbia RiverSource Boards evaluate the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and Columbia Management’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Columbia RiverSource Boards also oversee Fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The leadership structure of the Columbia RiverSource Boards, including the Committee structure and the manner in which each Columbia RiverSource Board conducts its risk oversight role, may be changed, at any time and in the discretion of the Columbia RiverSource Boards, including in response to changes in circumstances or the characteristics of the Companies. In this regard, it may be changed in certain respects as the Columbia RiverSource Boards consolidate with the Columbia Nations Board and consider enhancing and reconciling various practices that have historically been different.

Current Committees of the Columbia RiverSource Boards

Each Columbia RiverSource Board has organized the following standing Committees to facilitate its work: Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. These Committees are comprised solely of Non-Interested Directors. The duties of these Committees are described below.

Mr. Lewis, as Chair of each Columbia RiverSource Board, acts as a point of contact between the Non-Interested Directors and Columbia Management between Columbia RiverSource Board meetings in respect of general matters.

Board Governance Committee

The Board Governance Committee recommends to its full Columbia RiverSource Board the size, structure and composition of the Columbia RiverSource Board and its Committees, the compensation to be paid to members of the Columbia RiverSource Board and a process for assessing the operations of the Columbia RiverSource Boards. The Board Governance Committee also reviews candidates for Columbia RiverSource Board membership including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Columbia RiverSource Board regarding responsibilities and duties of the Columbia RiverSource Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timing requirement set forth in the “Proxy Voting and Shareholder Meeting Information” section for submission of other shareholder proposals. The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Columbia RiverSource Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Columbia RiverSource Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Columbia RiverSource Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent (or non-interested) director; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Columbia RiverSource Board and any anticipated vacancies or other factors.

One or more members of the Board Governance Committee (and/or the Columbia RiverSource Board) also endeavor to meet with each nominee to evaluate the candidate’s ability to work effectively with other members of the Columbia RiverSource Board, while also exercising independent judgment. Although the Columbia RiverSource Board does not have a formal diversity policy, the Columbia RiverSource Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Columbia RiverSource Board accorded particular weight to the individual professional background of each Non-Interested Director, as summarized below under “Nominee Qualifications.”

The Columbia RiverSource Boards believe that the Funds are well-served by a board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Columbia RiverSource Board’s Board Governance Committees take the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Name	Geographic	PROFESSIONAL BACKGROUND – 2010
		For Profit; CIO/CFO; CEO/ COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X
Carlton	NY			X	X				X
Carmichael	IL	X		X	X				X
Flynn	MA						X
Hawkins	CA	X							X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X					X
Nagorniak	MA	X		X
Paglia	NY	X		X					X
Richie	MI	X			X
Santomero	PA		X				X
Shaw	SC	X	X	X
Taunton- Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is an Interested Nominee, the Board Governance Committee of each Columbia RiverSource Board, and the full Columbia RiverSource Board, have concluded that having a senior executive of Columbia Management serve on the Columbia RiverSource Board can facilitate the Non-Interested Directors’ increased access to information regarding Columbia Management, which is the Companies’ most significant service provider.

With respect to the directorship of Dr. Santomero, who is an Interested Nominee, the Board Governance Committee of each Columbia RiverSource Board, and the full Columbia RiverSource Board, have concluded that, despite his lack of technical independence under the 1940 Act (arising from his board service to Citigroup, Inc. and Citibank N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with Columbia Management or Ameriprise. The Columbia RiverSource Boards also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which are expected to complement well the mix of experiences represented by the current Columbia RiverSource Boards.

Compliance Committee

The Compliance Committee supports the Funds’ maintenance of a strong compliance program by: providing a forum for Non-Interested Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (“CCO”), a process for the review and consideration of compliance reports that are provided to the Columbia RiverSource Boards; and providing a designated forum for the Funds’ CCO to meet with Non-Interested Directors on a regular basis to discuss compliance matters.

Contracts Committee

The Contracts Committee reviews and oversees the contractual relationships with service providers. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Columbia RiverSource Board regarding actions taken on these contracts during the annual review process.

Executive Committee

The Executive Committee acts for the Columbia RiverSource Board between meetings of the Columbia RiverSource Board.

Investment Review Committee

The Investment Review Committee reviews and oversees the management of the Funds’ assets. The Investment Review Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Columbia RiverSource Board.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. The Audit Committee oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of the independent registered public accounting firm.

The Audit Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures.

Committee Meetings

The following table shows the number of times the Committees met during each Fund’s most recent fiscal year.

Fiscal Period	Board Governance	Compliance	Contracts	Distribution	Executive	Investment Review	Audit
For Funds with fiscal periods ending October 31 Columbia Frontier Fund, Inc. Columbia Seligman Global Technology Fund	5	5	6	4	3	6	6
For Funds with fiscal periods ending December 31 Columbia Government Money Market Fund, Inc. Columbia Select Large-Cap Value Fund Columbia Select Smaller-Cap Value Fund Columbia Seligman Communications and Information Fund, Inc.	5	5	6	4	3	6	6

Nominee Qualifications

The Articles of Incorporation and By-laws of each Company do not set forth any specific qualifications to serve as a director. The charter of each Board Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Board Governance Committees may take into account in considering director candidates. Each Board Governance Committee has the same charter, which is attached as Appendix B to this Joint Proxy Statement. The Board Governance Committees have not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Board Governance Committees believe are necessary for one or more of the directors to possess.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the Board Governance Committee’s and Columbia RiverSource Board’s nomination of that individual (as of the date of this Joint Proxy Statement):

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Boards since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Boards since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board and of the boards of the other trusts in the Columbia Fund Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Until recently, he served as the President and Chief Executive Officer of California General Bank, and he has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial, Inc. (formerly Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Boards since 2007 and a director/trustee on the Columbia RiverSource Boards since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Boards since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Boards since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise, the parent company of Columbia Management.

Procedures for Communications to the Columbia RiverSource Boards

Shareholders who want to communicate with the Columbia RiverSource Boards or an individual director should send written communications to Board Services Corporation, 901 S. Marquette Ave., Minneapolis, MN 55402, addressed to the board of directors of the Company or the individual director.

Executive Officers of the Companies and Columbia Management

Information about the executive officers of each Company and Columbia Management is included in Appendix C to this Joint Proxy Statement.

Remuneration for Directors and Officers

Information about total directors’ fees paid by each Fund and the Companies to the Non-Interested Directors is included in Appendix D to this Joint Proxy Statement. Persons who are employees, officers or directors of Columbia Management receive no remuneration for serving as directors of a Company. If the Nominees are elected to serve on a board of the Combined Fund Complex, the compensation paid to the directors/trustees of the Combined Fund Complex (except Mr. Truscott, who will receive no remuneration from the Funds) is expected to be reconsidered and adjusted to reflect the increase in the number of funds to be overseen by the consolidated board.

Required Vote and Recommendation

Each Company is organized as a Maryland corporation. The election of directors requires the affirmative vote of a plurality of the votes cast at a meeting at which a quorum of the Company is present.

EACH COLUMBIA RIVERSOURCE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL 2 – APPROVE PROPOSED IMS AGREEMENT

(All Funds)

Each Columbia RiverSource Board has unanimously approved a new Investment Management Services Agreement (each, a “Proposed IMS Agreement” and collectively, the “Proposed IMS Agreements”) between Columbia Management and each Company, on behalf of each of its corresponding fund(s). Under the 1940 Act, shareholder approval is required before any Fund can implement its respective Proposed IMS Agreement. If shareholders of a Fund do not approve a Proposed IMS Agreement, such Fund will continue operating pursuant to its Investment Management Services Agreement currently in effect (each, a “Current IMS Agreement” and collectively, the “Current IMS Agreements”).

The Proposed IMS Agreements are part of a larger group of proposals aimed at further integrating the Combined Fund Complex following the Transaction. The Proposed IMS Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by other funds in the Combined Fund Complex and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the Proposed IMS Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Current IMS Agreements. Specifically, the Proposed IMS Agreements include certain changes to the terms and conditions of the Funds’ Current IMS Agreements, but would not increase investment advisory fee rates.

A description of key terms and a comparison of the Proposed IMS Agreements and the Current IMS Agreements are set forth below. Additional information about Columbia Management is provided in Appendix E.

Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements

The overall terms of each Proposed IMS Agreement are similar to those of each Current IMS Agreement. The level of services provided by Columbia Management under the Proposed IMS Agreements is not expected to change from the level of services currently being provided under the Current IMS Agreements. The Proposed IMS Agreements include certain language and other changes as described below. The dates on which each Current IMS Agreement was entered into and last submitted to a vote of shareholders, and the purpose of such submission are included in Appendix F. For ease of reference, the Proposed IMS Agreements and Current IMS Agreements are sometimes referred to in this section as the “IMS Agreements.”

Notwithstanding some differences in the specific language used to describe the services provided, the overall scope and nature of the investment advisory services to be provided under the Proposed IMS Agreements are the same, in all material respects, as those provided under the Current IMS Agreements. In this regard, both forms of IMS Agreement generally provide that, subject to oversight by the Columbia RiverSource Boards and the authorized officers of the Companies, Columbia Management agrees to: continuously furnish the Funds with investment advice; decide what securities are to be purchased, held or sold, consistent with the Funds’ respective investment objectives, strategies and policies; perform investment research; prepare and make available to the Columbia RiverSource Boards all research and statistical data in connection therewith; and execute or cause the execution of purchase and sell orders for the Funds. The Proposed IMS Agreements add that Columbia Management will determine which investments to make consistent with each Fund’s investment strategies, recommend changes to investment objectives, strategies and policies to the Columbia RiverSource Boards and furnish to the pertinent Columbia RiverSource Board such reports, statistical data and other information relating to the investment management of the relevant Fund in the form and at such intervals that such Columbia RiverSource Board may reasonably request.

Under both forms of IMS Agreement, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek best execution. The Proposed IMS Agreements state that, in selecting broker-dealers to execute transactions, Columbia Management may consider not only the price of the security being traded (including commission or mark-up), but also other relevant facts such as, without limitation, the size and difficulty of the transaction, the characteristics of the security being traded, the broker-dealer’s financial condition and execution capabilities or research or other information furnished to Columbia Management. This differs from the Current IMS Agreements, which provide that Columbia Management will consider such other factors. Both forms of IMS Agreement explicitly contemplate that Columbia Management may, except where otherwise directed by the Columbia RiverSource Boards, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for 2 Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

Both forms of IMS Agreement contemplate the engagement by Columbia Management of subadvisers for the Funds, and provide that Columbia Management may subcontract and pay for certain of the services described under that IMS Agreement, with the understanding that the quality and level of services required to be provided under the IMS Agreement will not be diminished thereby and with the further understanding that Columbia Management will obtain the approval of the Columbia RiverSource Board and/or a Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the agreement, resolutions of the Columbia RiverSource Boards and Columbia Management’s commitments. Both forms of IMS Agreement contemplate that Columbia Management will maintain an adequate organization of competent persons to provide the services and to perform the functions therein mentioned, though the Proposed IMS Agreements qualify this requirement such that it applies only to the extent such services and functions have not been delegated to a subadviser. In addition, while the Current IMS Agreements require

Columbia Management to maintain adequate oversight over service providers, including subadvisers, the Proposed IMS Agreements limit this oversight responsibility to subadvisers (though the Funds’ Administrative Services Agreement provides for Columbia Management’s oversight of the Funds’ other service providers).

With respect to Columbia Management’s obligation to obtain the approval of a Fund’s shareholders prior to retaining, employing or changing subadvisers, please note that, for certain Funds (the M of M Funds, as defined below) this Joint Proxy Statement also asks you to authorize Columbia Management to appoint non-affiliated subadvisers and/or materially modify agreements with non-affiliated subadvisers without obtaining the approval of shareholders under most circumstances. For more information about this request for authority, see “Proposal 3 – Approve the Manager of Managers Proposal.”

Both forms of IMS Agreement contemplate that Columbia Management will provide support as required or requested by a Columbia RiverSource Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by a Fund. The Proposed IMS Agreements contemplate that Columbia Management may vote proxies and provide or withhold consents as directed by the Columbia RiverSource Board from time to time, while the Current IMS Agreements state that the Columbia RiverSource Board has the sole voting power with respect to such proxies.

Both forms of IMS Agreement generally require that all information provided by a Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreements generally require books and records to be maintained by Columbia Management on behalf of a Fund.

Fees

Under both forms of IMS Agreement, each Fund pays a fee that is based on a percentage of the average daily net assets of the Fund. The IMS Agreements provide for such fees to be accrued daily and paid monthly. Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them. The amounts paid by each Fund to Columbia Management and its affiliated persons during the Fund’s last fiscal year are set forth in Appendix G. Each Fund’s effective investment advisory fee rate as of the end of its last fiscal year is also set forth in Appendix G. There are no proposed fee rate changes under the Proposed IMS Agreements that increase the investment advisory fee rates payable under the Current IMS Agreements.

Columbia Management has agreed to continue to implement contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group (as determined annually after the initial term by an independent third-party data provider), pursuant to a methodology mutually agreed upon by the Columbia RiverSource Board and Columbia Management. Any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Fund’s Board in its discretion.

Payment of Expenses

The Proposed IMS Agreements require Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the directors or officers of the pertinent Company who are directors, officers, or employees of Columbia Management (except to the extent that the Columbia RiverSource Board specifically approves the payment by the Fund of all or a portion of such compensation). The Proposed IMS Agreements specifically note that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

The Current IMS Agreements require Columbia Management to bear all expenses associated with its services under an IMS Agreement, except for the following specified expenses payable by each Fund: (a) fees payable to Columbia Management for its services under the terms of the IMS Agreement; (b) taxes; (c) brokerage commissions and other charges in connection with the purchase and sale of assets; (d) custodian fees and expenses; (e) premiums on the Fund’s fidelity bond required by Rule 17g-1 under the 1940 Act; (f) fees and expenses of attorneys generally; (g) fees paid for qualification and registration for public sale of the Fund’s securities; (h) fees of consultants employed by the Fund; (i) Columbia RiverSource Board member, officer, and employee expenses, except the Fund will not pay any fees or expenses of any person who is an officer or employee of Columbia Management or its affiliates; (j) certain state filing fees and charges incurred by the Fund; (k) organizational expenses of the Fund; (l) expenses incurred by the Fund in lending portfolio securities; (m) expenses properly payable by the Fund, that are approved by the Columbia RiverSource Board; and (n) other expenses payable by the Fund pursuant to separate agreements between the Fund and any of its service providers. While the Proposed IMS Agreements replace the foregoing recitation of specified expenses with a general statement regarding the obligation of the Fund to bear any operating expenses incurred in its organization and operation, there is no actual change in the allocation of expenses between Columbia Management and the Funds.

Limits of Liability

Under the Proposed IMS Agreements, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by a Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreements or reckless disregard of its obligations or duties under the IMS Agreements. The Current IMS Agreements include the term “intentional misconduct” rather than “willful misfeasance” and do not include any specific references to liability for acts by Columbia Management in the reckless disregard of its obligations or duties.

Other Items

The IMS Agreements deem Columbia Management an independent contractor of the Funds, with no authority to act or represent the Funds (except as expressly provided or authorized). The IMS Agreements also affirmatively state that Columbia Management and its affiliates may perform investment advisory services for other clients, so long as Columbia Management’s services under the IMS Agreements are not impaired thereby.

The IMS Agreements require Columbia Management to allocate investment opportunities among its clients, including the Funds, in a fair and equitable manner consistent with its fiduciary obligations. The Current IMS Agreements specifically restrict Columbia Management, its officers, directors or employees, from making, accepting or receiving any fees in connection with the purchase or sales of assets (except shares issued by the Fund) by or for the Fund, except as permitted under the IMS Agreement and consistent with the use of a broker-dealer affiliate of Columbia Management under U.S. federal securities laws. The Proposed IMS Agreements do not contain such an explicit prohibition. Even so, Columbia Management would continue to be required to adhere to such restrictions consistent with the 1940 Act.

The Proposed IMS Agreements also include certain provisions that are not currently in the Current IMS Agreements. In this regard, the Proposed IMS Agreements include a provision that all parties to such agreements acknowledge and agree that any and all liabilities of the pertinent Companies arising directly or indirectly under such agreements will be satisfied solely out of the assets of the Company and that no director, officer or shareholder shall be personally liable for any such liabilities. Further, the Proposed IMS Agreements state that if any term, provision, agreement, covenant or restriction of the Agreement is invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated under the Agreement is not affected in any manner materially adverse to any party to the Agreement. Moreover, upon such a determination, the parties shall negotiate in good faith to modify the IMS Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner. The Proposed IMS Agreements also include a provision that, at such time as that Proposed IMS Agreement or any extension, renewal or amendment thereof or any similar agreement with any organization which has succeeded to the business of Columbia Management is no longer in effect, the Fund will cease to use any name derived from the name of Columbia Management or of any organization which shall have succeeded to Columbia Management’s business as an investment manager. No similar provisions are included in the Current IMS Agreements.

In addition, the Proposed IMS Agreements state that the agreement will be governed by the substantive laws of the Commonwealth of Massachusetts, while the Current IMS Agreements are to be construed in accordance with the laws of the State of Minnesota.

Proposal

The Columbia RiverSource Boards unanimously approved, and recommend that shareholders of each Fund vote for, the Proposed IMS Agreement between Columbia Management and each applicable Company on behalf of each of the Funds.

Approval of the Proposed IMS Agreements would not increase the investment advisory fee rate for any Fund but would implement the changes as described above. If shareholders of a Fund fail to approve the Proposed IMS Agreement on behalf of such Fund, then Columbia Management will continue to serve as investment manager pursuant to that Fund’s Current IMS Agreement. The Proposed IMS Agreements of certain Funds include a reduction in investment advisory fee rates, which will be implemented regardless of whether shareholders of such a Fund approve such Proposed IMS Agreement. For a description of certain of the specific factors considered by the IMS Boards in approving the Proposed IMS Agreement, see “Board Considerations” below.

Board Considerations

Note: For purposes of this “Board Considerations” section, references to the “Columbia RiverSource Board” or the “Board” refer collectively to all Columbia RiverSource Boards and individually to the particular Columbia RiverSource Board overseeing the particular Fund(s) affected by this Proposal 2.

At its September 7-8, 2010 meetings (the “September Meeting”), the Columbia RiverSource Board, which oversees the Funds, unanimously approved the Proposed IMS Agreements between Columbia Management and each Company, on behalf of its corresponding Fund(s). As detailed below, the Columbia RiverSource Board and its Contracts Committee, Investment Review Committee and Compliance Committee held numerous meetings and discussions with Columbia Management and reviewed and considered extensive materials in connection with the approval of the Proposed IMS Agreements.

Prior to approving the Proposed IMS Agreements, the directors of the Columbia RiverSource Board, including the Non-Interested Directors, were presented with, and requested, received and evaluated, materials about the Current IMS Agreements and the Proposed IMS Agreements, including about the investment advisory fee rates and related matters, from Columbia Management. The directors also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds’ current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the directors considered that the proposal was part of a larger group of proposals, aligning the fees and expenses for similar funds based on a more consistent and uniform pricing model for all funds in the family of funds. In this regard, the Columbia RiverSource Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The directors of the Columbia RiverSource Board also reviewed and considered information that they had previously received, addressing the services Columbia Management provides and fund performance, among other things, in connection with their most recent consideration and approval of the Current IMS Agreements at meetings of the Columbia RiverSource Board held on April 6-8, 2010 (the “April Meeting”). Moreover, the directors and Committees of the Columbia RiverSource Board met on several occasions, and received extensive materials, which the directors considered relevant to their consideration and approval of the proposed investment advisory fee rates. The directors also consulted with the Non-Interested Directors’ independent legal counsel, who advised on the legal standards for consideration by the directors, and otherwise assisted the directors in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the directors leading up to and during the September Meeting, the Columbia RiverSource Board, on behalf of its respective Fund(s), agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the Proposed IMS Agreements.

In making its decision to approve the Proposed IMS Agreement for each Fund, the Columbia RiverSource Board considered factors bearing on the nature, extent and quality of the services provided to each Fund, and the costs for those services, with a view toward making a business judgment as to whether the Proposed IMS Agreement is, under all of the circumstances, in the best interest of each Fund and each Fund’s shareholders. The factors that the directors of the Columbia RiverSource Board considered and the conclusions that they, in their business judgment, reached included, principally, the following:

•	The expected benefits of continuing to retain Columbia Management as the Funds’ investment manager;

•	The Columbia RiverSource Board’s favorable evaluation of the nature, extent and quality of investment management services provided by Columbia Management to each Fund;

•

The Columbia RiverSource Board’s recent evaluation of the historical performance of Columbia Management in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•

The similarities between the terms and conditions of the Proposed IMS Agreements and the terms and conditions of the Current IMS Agreements, as described above (see “Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements”);

•	The expected benefits of standardizing fee schedules as well as the form of IMS Agreement used by the funds in the Combined Fund Complex; and

•

Current and projected profits to Columbia Management, both under the current investment advisory fee rates and the proposed investment advisory fee rates, from providing investment management services to the Funds (as well as under the administrative fee from providing administrative services to the Funds).

In its deliberations, the Columbia RiverSource Board did not identify any single factor that was paramount or controlling and individual directors may have attributed different weights to various factors. The Columbia RiverSource Board also evaluated all information available to it on a fund-by-fund basis, and made determinations separately in respect of each Fund it oversees. Certain factors considered by the Columbia RiverSource Board are discussed in more detail below.

Nature, Extent and Quality of Services Provided

The Columbia RiverSource Board recalled its past considerations of the expertise, resources and capabilities of Columbia Management in providing services to the Funds. In this regard, the Board considered the various reports and presentations it had received at the April Meeting. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including the Transaction and the continued investment in, and resources dedicated to, the Funds’ operations. Further, the Board considered Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the hiring by Columbia Management of the new Chief Investment Officer, who had previously served in the same capacity for the prior adviser to the legacy Columbia Funds. With respect to the Proposed IMS Agreements specifically, the Board noted that the nature and scope of services to be provided under the Proposed IMS Agreements are expected to be substantially identical, in all material respects, to the Current IMS Agreements. Additionally, the Board took into account the representations made by management at the September Meeting and prior meetings that the level and quality of services provided by Columbia Management under the Proposed IMS Agreements are expected to be at least the same as those that are being provided under the Current IMS Agreements (even after taking into account the additional funds proposed to be serviced by Ameriprise and its affiliates). The Board also noted the wide array of legal and compliance services that would continue to be provided to the Funds under the Proposed IMS Agreements.

Based on the foregoing, and based on other information (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each of the Funds.

Investment Performance

The Columbia RiverSource Board noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management contracts. In this regard, the Board considered the investment performance of each Fund. The Board referred to the materials received at prior meetings, noting that for each such Fund, performance in general either met expectations or was appropriate in light of the particular management style of the Fund. The Board also observed the remedial measures recently undertaken by management to improve the performance of multiple Funds, including making appropriate portfolio management changes.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Funds

The Columbia RiverSource Board referred to its review and consideration of comparative fees and the costs of services to be provided under the Proposed IMS Agreements. The Board accorded particular weight to the notion that the level of service fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that overall fees for each Fund are in line with the “pricing philosophy” (i.e., that the total expense ratio of each Fund (excluding the effect of a performance incentive adjustment, as may be applicable), with few exceptions, is at or below the median net expense ratio of funds in the same comparison group as selected by the independent provider of investment company data).

Moreover, the Non-Interested Directors considered that Columbia Management has agreed to continue implementing contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group.

The Board also recalled its consideration of the information comparing the fee schedules for the Funds to the fee schedules charged by Columbia Management to other clients. The Board had observed that the fees were generally in line with fees charged by Columbia Management to institutional clients, and where there were material differences, Columbia Management explained the variances as resulting from: a difference in the way the institutional accounts were being managed (versus the retail fund), a difference in the more competitive demands of the institutional marketplace and/or the incremental workload (e.g., increased compliance and legal responsibilities) and investment restrictions associated with management of registered investment companies, like the Funds.

In considering the reasonableness of investment management service fees under the Proposed IMS Agreements, the Board considered the current and projected profits to Columbia Management, under both the Current IMS Agreements and the Proposed IMS Agreements. The Board also recalled its review at earlier meetings of estimates of Ameriprise profitability resulting from the implementation of the fee rationalization. Additionally, the Board considered the discussions at the April Meeting regarding the profitability to Columbia Management and Ameriprise from managing and operating the Funds, including data showing comparative profitability over the last two years.

The Board also considered whether any indirect economic benefits flowed to Columbia Management or its affiliates in connection with managing or operating the

Funds, such as the enhanced ability to offer various other financial products to Ameriprise’s customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit Columbia Management to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.

After further discussion, the Board concluded that profitability levels were reasonable.

Economies of Scale

The Board also considered the economies of scale that might be realized by Columbia Management as each Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. They considered the information provided to them at the April Meeting regarding various pre-established “breakpoints” in investment management service fees that are triggered as the Fund’s net asset level increases, and recalled that they had concluded that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

After an evaluation of the factors described above and based on its deliberations and analysis of the information provided and alternatives considered, the Columbia RiverSource Board determined that it would have a reasonable basis to determine whether the investment management service fees proposed under the Proposed IMS Agreements are fair and reasonable in light of the extent and quality of services to be provided and, thus, to act on whether to approve the Proposed IMS Agreements. The Columbia RiverSource Board, including all of its Non-Interested Directors, then concluded that the proposed fees to be paid under the Proposed IMS Agreements were fair and reasonable in light of the extent and quality of the services to be provided. Accordingly, the Columbia RiverSource Board unanimously approved the Proposed IMS Agreements and unanimously recommends that shareholders of each Fund vote FOR the approval of the Proposed IMS Agreements.

Required Vote and Recommendation

Approval of each Proposed IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund affected by Proposal 2, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of each such Fund vote together as a single class on Proposal 2. Each such Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 2.

EACH COLUMBIA RIVERSOURCE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED IMS AGREEMENT.

PROPOSAL 3 – APPROVE THE MANAGER OF MANAGERS PROPOSAL

(All Funds)

Each Columbia RiverSource Board, on behalf of its respective Funds, has approved, and recommends that shareholders of each Fund approve, a proposal authorizing Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the Columbia RiverSource Board, but without obtaining approval from shareholders of its corresponding Fund (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Section 15(a) of the 1940 Act generally requires that fund shareholders approve agreements with a fund’s investment adviser, including any subadviser. Shareholder approval also is required if the terms of existing advisory (or subadvisory) agreements are changed materially or if there is a change in control of the fund’s subadviser or adviser. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. Each Columbia RiverSource Board believes that it is in the best interests of its Fund(s) and the Fund’s shareholders if the Columbia RiverSource Board represents their interests in approving or rejecting recommendations made by Columbia Management regarding unaffiliated subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. This approach also will align the policies of the Funds with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by Columbia Management.

SEC Exemptive Order. On July 16, 2002, the SEC granted an order that exempts Columbia Management from U.S. federal securities law requirements to obtain shareholder approval regarding the selection of or arrangements with unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits Columbia Management to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to amend subadvisory agreements, with the approval of the board of the affected fund, but without the approval of shareholders, provided shareholders approve Columbia Management’s authority to take such action. The SEC Exemptive Order is available to all funds advised by Columbia Management, which include the Funds.

Under the SEC Exemptive Order, the affected funds and Columbia Management are subject to several conditions imposed by the SEC to ensure that the interests of the funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new subadviser, a fund will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee, all of which the fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Funds to Columbia Management. Any fees paid to subadvisers for services provided to a Fund will, as is current practice, be paid by Columbia Management.

The SEC Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	Columbia Management recommends delegation of all or a portion of a Fund’s day-to-day portfolio management responsibilities to a subadviser or to a new additional subadviser;

•	Columbia Management recommends that a subadviser be replaced with a different subadviser; or

•	There is a change of control of a subadviser or the applicable subadvisory agreement is otherwise “assigned” as such term is defined under the 1940 Act and the rules thereunder.

Board Considerations

Each Columbia RiverSource Board believes that it is in the best interest of the Funds and their shareholders to afford Columbia Management the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, in order for Columbia Management to appoint a new subadviser or modify a subadvisory agreement materially, a Columbia RiverSource Board must call and hold a shareholder meeting of the corresponding Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Columbia Management would be able to act more quickly to appoint a new subadviser if and when the Columbia RiverSource Board and Columbia Management believe that the appointment would benefit the Fund. Each Columbia RiverSource Board believes that granting Columbia Management (subject to review and approval by each Columbia RiverSource Board) maximum flexibility to select subadvisers, without incurring the delay or expense associated with obtaining further shareholder approval, is in the best interest of shareholders because it will allow each Fund to operate more efficiently.

In addition, each Columbia RiverSource Board believes that it is appropriate to vest the selection of subadvisers in Columbia Management (subject to review and approval by each Columbia RiverSource Board) in light of Columbia Management’s investment advisory expertise and its experience in selecting subadvisers. Each Columbia RiverSource Board believes that if in the future it becomes appropriate to add or change a subadviser to the corresponding Fund, the Columbia RiverSource Board can access this expertise and experience in ways that can add value to the Fund and its shareholders.

Finally, each Columbia RiverSource Board believes that it will retain sufficient oversight of its Fund’s subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever Columbia Management selects a subadviser or modifies a subadvisory agreement. Each Columbia RiverSource Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the directors of a Columbia RiverSource Board will analyze such factors that they consider to be relevant to the determination. As with each Fund’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Each Columbia RiverSource Board also considered that, although none of the Funds currently has any subadvisory agreements, if shareholders of the Funds approve Proposal 3, Columbia Management would have the authority to enter into such relationships and evaluate them in the broader context of its manager of managers/subadviser program.

Required Vote and Recommendation

For each Fund, approval of the Manager of Managers Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on Proposal 3. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 3.

At a meeting held on November 11, 2010, each Columbia RiverSource Board voted to present the Manager of Managers Proposal for approval by the shareholders of each Fund.

EACH COLUMBIA RIVERSOURCE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card(s), and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card(s) without instructions, your votes will be cast, as applicable, (i) FOR the election of the 16 Nominees to serve as directors of each Company (Proposal 1); (ii) FOR the approval of the Proposed IMS Agreement(s) (Proposal 2); and (iii) FOR the proposal to authorize Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of a Company’s board of directors, but without obtaining approval from shareholders of the corresponding Fund (Proposal 3) (each, a “Proposal”). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or all Proposals in the event that a quorum is not obtained and/or sufficient votes in favor of any Proposal are not received. None of the Proposals is contingent on the other Proposals. In addition, approval of any Proposal by a Fund is not contingent on the approval of the same proposal by any other Fund.

Revocation of Proxy

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to Computershare Fund Services at (800) 708-7953, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Thirty-three percent (33%) of the shares outstanding and entitled to vote of a Company or Fund, present in person or by proxy, constitutes a quorum of such Company or Fund. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. A quorum of shareholders of each Company is required to take action on the election of the 16 Nominees to the Columbia RiverSource Board of such Company (Proposal 1). Separately, a quorum of each affected Fund is required to take action on the Proposals 2 and 3.

In the event that a quorum of shareholders of a Fund or any Company is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned with respect to one or more Funds or the Companies and/or with respect to one or more proposals by the Chair of the Meeting, with no notice other than an announcement at the Meeting and further solicitation may be made. If a vote to adjourn the Meeting with respect to one or more of the proposals is called, the votes of shareholders indicating a vote for, or silent with respect to, a proposal in their proxies will be cast for adjournment or postponement with respect to that proposal and votes of shareholders indicating a vote against such a proposal will be cast against adjournment or postponement with respect to that proposal.

Shareholders of record of each Fund at the close of business on December 17, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix H. Shareholders of the Funds are entitled to one vote for each share and a proportionate fractional vote for each fractional share outstanding on the Record Date.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

For each Company, the election of directors (Proposal 1) requires the affirmative vote of a plurality of the votes cast at a meeting at which a quorum of the Company is present.

Approval of the Proposed IMS Agreement (Proposal 2) and/or the Manager of Managers Proposal (Proposal 3) requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of an affected Fund vote together as a single class on Proposals 2 and 3, and each Fund’s shareholders vote separately from shareholders of other Funds that are voting on the same Proposal.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. With respect to Proposal 1, abstentions and broker non-votes will have no effect on the outcome of the vote. Abstentions and broker non-votes will have the same effect as a vote against Proposals 2 and 3 in respect of each Fund entitled to vote thereon.

Annual Meetings and Shareholder Proposals

The Companies do not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The Companies last called a shareholder meeting to elect directors on November 3, 2008. The Board Governance Committee of each Columbia RiverSource Board typically will consider director candidates submitted by shareholders or from other sources as such Board Governance Committee deems appropriate. Any recommendation should be submitted to Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timeline requirements set forth below for submission of other shareholder proposals.

Any submission should include, at a minimum, the following information as to each individual proposed for election as a director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Director, and information regarding such individual that is sufficient, in the discretion of the Board Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a director (if elected)). See “Proposal 1 – Current Committees of the Columbia RiverSource Boards – Board Governance Committee” for more information.

Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which a Columbia RiverSource Board has set a meeting date for the shareholder meeting at which the election of directors is to be considered. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of U.S. federal securities laws. Shareholders may submit proposals in writing to Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment manager to the Funds. Ameriprise provides or compensates others to provide administrative services to the Funds. On January 1, 2011, Columbia Management is expected to assume the responsibilities as administrator to the Funds. Columbia Management Investment Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during each Fund’s most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix I to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of November 30, 2010. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Nominees (which includes the current directors/trustees) and officers of each Company, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of November 30, 2010.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the internet by directors, officers and employees of the Companies, Columbia Management and Columbia Management Investment Distributors, Inc. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $357,828.68, which will be paid by Columbia Management or an affiliated company. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Joint Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: Computershare Fund Services, c/o Operation Department, 280 Oser Ave., Hauppauge, NY 11788, or by calling Computershare Fund Services toll free at (800) 708-7953.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Boards of Directors,

Scott R. Plummer

Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of the Companies, as a group, beneficially owned less than 1% of each class of shares of each Fund. The tables below show, for each Nominee, the amount of shares of each Fund beneficially owned by the Nominee. They also show the aggregate value of all investments in shares of the Combined Fund Complex overseen or to be overseen by the Nominees, including notional amounts through the Deferred Compensation Agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Non-Interested Nominee Ownership as of September 30, 2010

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.		Pamela G. Carlton		William P. Carmichael		Patricia M. Flynn		William A. Hawkins		R. Glenn Hilliard
Columbia Frontier Fund, Inc.	C	A		A		A		A		A		A
Columbia Government Money Market Fund, Inc.	A	A		A		A		A		A		A
Columbia Select Large-Cap Value Fund	A	A		A		A		A		A		A
Columbia Select Smaller-Cap Value Fund	A	A		A		A		A		A		A
Columbia Seligman Communications and Information Fund, Inc.	C	A		A		A		C		A		A
Columbia Seligman Global Technology Fund	A	A		A		A		A		A		A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E	*	E	*	E	*	E	*	C	*	E	*

*	Total includes deferred compensation invested in share equivalents

A-1

Fund	Stephen R. Lewis, Jr.		John F. Maher		John J. Nagorniak		Catherine James Paglia		Leroy C. Richie	Alison Taunton-Rigby	Minor M. Shaw
Columbia Frontier Fund, Inc.	A		A		A		A		B	A	A
Columbia Government Money Market Fund, Inc.	A		A		A		A		A	A	A
Columbia Select Large-Cap Value Fund	A		A		A		A		B	A	A
Columbia Select Smaller-Cap Value Fund	A		A		A		A		B	A	A
Columbia Seligman Communications and Information Fund, Inc.	E		E		A		E		B	C	A
Columbia Seligman Global Technology Fund	A		A		A		A		B	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	*	E	*	E	*	E	*	E	E	E	*

*	Total includes deferred compensation invested in share equivalents

Interested Nominee Ownership as of September 30, 2010

Fund	William F. Truscott	Anthony M. Santomero
Columbia Frontier Fund, Inc.	A	A
Columbia Government Money Market Fund, Inc.	A	A
Columbia Select Large-Cap Value Fund	C	A
Columbia Select Smaller-Cap Value Fund	E	A
Columbia Seligman Communications and Information Fund, Inc.	C	A
Columbia Seligman Global Technology Fund	C	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E	*

*	Total includes deferred compensation invested in share equivalents

A-2

APPENDIX B

Board Governance Committee Charter

Introduction

The Board of Directors/Trustees of each RiverSource Fund (the “Board”) is responsible for protecting the interests of each RiverSource Fund (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters, including protecting and furthering the interest of the Funds and their shareholders on external matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

•	Make recommendations to the Board on:

•	The responsibilities and duties of the Board;

•	The criteria to be used to determine the size and structure of the Board, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

•

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

•	The process for conducting the annual evaluation of the Board’s performance;

•	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

•	The compensation to be paid to the Independent Directors.

•

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

•	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

•	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

•	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

•

The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

The members of the Committee shall serve as the directors of Board Services Corporation (“BSC”) as provided by the Operating Guidelines of BSC.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members and Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008, amended on November 12, 2009 and further amended on January 13, 2010.

APPENDIX C

Executive Officer and Director Information

Information regarding the current executive officers of each Company, and the principal executive officer and directors of Columbia Management, is shown below.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Neysa M. Alecu (Born 1964) 2934 Ameriprise Financial Center Minneapolis, MN 55474	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Anti-Money Laundering Officer	Vice President – Compliance, Ameriprise Financial, Inc., since 2008; Anti-Money Laundering Officer and Identity Theft Prevent Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc., since 2005; Compliance Director, Ameriprise Financial, Inc., 2004 – 2008

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2010)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006.

Jeffrey P. Fox (Born 1955) 105Ameriprise Financial Center Minneapolis, MN 55474	Treasurer (2002)	None	Chief Financial Officer, Columbia Management Investment Distributors, LLC (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President (2006)	Senior Vice President and Chief Operating Officer (2010)	Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006).

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Vice President (2010)	Director and President (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President, General Counsel and Secretary (2006)	Vice President, Assistant Secretary and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since 2010; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Board member (2001); Senior Vice President (2010)	Chairman of the Board (2010)	President, Chairman of the Board and Chief Investment Officer of Columbia Management, 2001-April 2010; Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	None	President and Director (2010)	Vice President, Columbia Funds, Atlantic and Nations Funds since 2006; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Vice President (2010)	Vice President and Chief Compliance Officer (2010)	Senior Vice President and Chief Compliance Officer, Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

Name and Address	Principal Occupation
Brian J. McGrane 5228 Ameriprise Financial Center Minneapolis, MN 55474			Director, Senior Vice President and Chief Financial Officer of Columbia Management.

APPENDIX D

Director Compensation

Total directors’ fees paid by each Fund and the Companies to the Non-Interested Directors are listed below for each Fund’s last fiscal year. No director listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All directors receive reimbursements for reasonable expenses related to their attendance at meetings of the Boards or standing Committees, which are not reflected in the amounts shown.

Non-Interested Director Compensation from Funds

Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind
For Funds with fiscal years ending October 31
Columbia Frontier Fund, Inc.	$89	$92	$83	$77	$89	$82
Amount deferred	$0	$0	$26	$20	$0	$0
Columbia Seligman Global Technology Fund	$673	$691	$622	$595	$672	$622
Amount deferred	$0	$0	$209	$162	$0	$0
For Funds with fiscal years ending December 31
Columbia Government Money Market Fund, Inc.	$348	$363	$323	$338	$349	$323
Amount deferred	$0	$0	$129	$101	$0	$0
Columbia Select Large-Cap Value Fund	$497	$507	$463	$473	$497	$463
Amount deferred	$0	$0	$185	$142	$0	$0
Columbia Select Smaller-Cap Value Fund	$463	$472	$429	$437	$463	$429
Amount deferred	$0	$0	$172	$131	$0	$0
Columbia Seligman Communications and Information Fund, Inc.	$7,421	$7,261	$6,888	$7,087	$7,241	$6,888
Amount deferred	$0	$0	$2,755	$2,126	$0	$0

Fund	Lewis	Maher	Paglia	Richie	Taunton- Rigby
For Funds with fiscal years ending October 31
Columbia Frontier Fund, Inc.	$205	$76	$75	$85	$85
Amount deferred	$26	$70	$0	$0	$0
Columbia Seligman Global Technology Fund	$1,581	$583	$594	$640	$640
Amount deferred	$210	$545	$0	$0	$0
For Funds with fiscal years ending December 31
Columbia Government Money Market Fund, Inc.	$828	$313	$363	$338	$338
Amount deferred	$124	$313	$0	$0	$0
Columbia Select Large-Cap Value Fund	$1,143	$445	$507	$473	$473
Amount deferred	$172	$445	$0	$0	$0
Columbia Select Smaller-Cap Value Fund	$1,019	$420	$472	$437	$437
Amount deferred	$153	$420	$0	$0	$0
Columbia Seligman Communications and Information Fund, Inc.	$17,086	$6,672	$7,621	$7,087	$7,087
Amount deferred	$2,563	$6,672	$0	$0	$0

Aggregate Non-Interested Director Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

Board Member(1)	Total Compensation from the RiverSource Fund Complex Paid to Non-Interested Directors for the Calendar Year Ended December 31, 2009
Kathleen Blatz	$172,500
Arne H. Carlson	$177,500
Pamela G. Carlton(2)	$160,000
Patricia M. Flynn(3)	$165,000
Anne P. Jones	$172,500
Jeffrey Laikind(4)	$160,000
Stephen R. Lewis, Jr.(5)	$400,000
John F. Maher(6)	$155,000
Catherine James Paglia	$177,500
Leroy C. Richie	$165,000
Alison Taunton-Rigby	$165,000

(1)	Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation.
(2)

During the fiscal period ended December 31, 2009, Ms. Carlton deferred $64,000 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Ms. Carlton’s account under that plan was $17,500.

(3)

During the fiscal period ended December 31, 2009, Ms. Flynn deferred $49,500 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Ms. Flynn’s account under that plan was $97,500.

(4)

During the fiscal period ended December 31, 2009, Mr. Laikind deferred $0 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Laikind’s account under that plan was $122,813.

(5)

During the fiscal period ended December 31, 2009, Mr. Lewis deferred $60,000 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Lewis’s account under that plan was $79,500.

(6)

During the fiscal period ended December 31, 2009, Mr. Maher deferred $155,000 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Maher’s account under that plan was $202,500.

Aggregate Interested Director/Trustee Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

Neither the Funds nor the Companies paid any directors’/trustees’ fees to Mr. Truscott during each Fund’s last fiscal year.

Aggregate Non-Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

The following individuals are Nominees but are not currently directors of the Companies and, accordingly, have received no compensation from any Fund or Company. They are trustees of the various registrants in the Columbia Funds Complex and, as such, received compensation from the various registrants in the Columbia Funds Complex in the amounts shown below.

Board Member	Total Compensation from the Columbia Funds Complex Paid to Non-Interested Trustees for the Calendar Year Ended December 31, 2009
Edward J. Boudreau, Jr.	$295,000
William P. Carmichael	$357,500
Minor M. Shaw	$287,500
R. Glenn Hilliard	$290,000
William A. Hawkins	$297,500
John J. Nagorniak	$250,000

Aggregate Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009
Anthony M. Santomero	$265,000

APPENDIX E

More Information on Columbia Management

Executive Officers and Directors of Columbia Management

Columbia Management is a wholly owned subsidiary of Ameriprise Financial, Inc. The principal offices of Ameriprise Financial, Inc. are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Information regarding the officers and directors of Columbia Management is set forth in Appendix C.

Comparable Funds for Which Columbia Management Serves as Investment Adviser

Columbia Management currently manages certain funds with investment objectives that are similar to those of the Funds. The table below identifies each such fund, its net assets as of November 30, 2010, and Columbia Management’s investment advisory fee rate with respect to the fund. Shareholders of certain of those funds are being asked to approve new investment management services agreements or an amendment to the investment management services agreements that could change the fee rates for such funds. Except for the elimination of a performance incentive adjustment, if any, these fee changes are not reflected in the table below, which show fee rates as of November 30, 2010.

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Millions)	Fee Rate
Columbia Frontier Fund	Columbia Small Cap Growth Fund I	1,018.2	$0 to $500	0.870%
			$500 to $1,000	0.820%
			>$1,000	0.770%

	Columbia Small Cap Growth Fund II	345.3	$0 to $500	0.700%
			$500 to $1,000	0.650%
			>$1,000	0.600%

	Columbia Small Company Growth Fund, VS	49.8	$0 to $500	0.500%
			$500 to $1,500	0.450%
			>$1,500	0.400%

	Variable Portfolio Partners Small Cap Growth Fund	462.2	$0 to $250	0.900%
			$250 to $500	0.850%
			>$500	0.800%

Columbia Government Money Market Fund	Columbia Money Market Fund	2,484.0	$0 to $1,000 $1,000 to $1,500	0.330 0.313	% %
			$1,500 to $2,000	0.295%
			$2,000 to $2,500	0.278%
			$2,500 to $5,000	0.260%
			$5,000 to $6,000	0.240%
			$6,000 to $7,500	0.220%

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Millions)	Fee Rate
			$7,500 to $9,000	0.215%
			$9,000 to $10,000	0.190%
			$10,000 to $15,000	0.180%
			$15,000 to $20,000	0.170%
			$20,000 to $24,000	0.160%
			>$24,000	0.150%

	Columbia Money Market Fund, VS	111.4	$0 to $500	0.350%
			$500 to $1,000	0.300%
			>$1,000	0.250%

	RiverSource VP – Cash Management Fund	862.7	N/A	N/A

Columbia Select Large-Cap Value Fund	Columbia Equity Value Fund	717.8	$0 to $500 $500 to $1,000	0.530 0.505	% %
			$1,000 to $2,000	0.480%
			$2,000 to $3,000	0.455%
			$3,000 to $6,000	0.430%
			>$6,000	0.400%

	Columbia Large Cap Value Fund	1,993.8	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.500%
			$1,500 to $3,000	0.450%
			$3,000 to $6,000	0.430%
			>$6,000	0.410%

	Columbia Large Cap Value Fund, VS	97.2	$0 to $500	0.770%
			$500 to $1,000	0.720%
			$1,000 to $1,500	0.670%
			$1,500 to $3,000	0.620%
			$3,000 to $6,000	0.600%
			>$6,000	0.580%

	Seligman Large Cap Value Portfolio	2.6	$0 to $500	0.755%
			$500 to $1,000	0.660%
			>$1,000	0.565%

	Seligman VP Larger Cap Value Fund	27.3	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Millions)	Fee Rate
Columbia Select Smaller-Cap Value Fund	Columbia Select Small Cap Fund	563.4	$0 to $1,000 >$1,000	0.750 0.620	% %

	Columbia Small Cap Core Fund	706.9	$0 to $500	0.750%
			$500 to $1,000	0.700%
			$1,000 to $1,500	0.650%
			$1,500 to $2,000	0.600%
			>$2,000	0.550%

	Columbia Small Cap Index Fund	1,632.0	All	0.100%

	RiverSource Disciplined Small and Mid Cap Equity Fund	139.0	$0 to $1,000	0.700%
			$1,000 to $2,000	0.675%
			$2,000 to $3,000	0.650%
			$3,000 to $6,000	0.625%
			$6,000 to $7,500	0.600%
			$7,500 to $10,000	0.575%
			$10,000 to $15,000	0.550%
			$15,000 to $24,000	0.525%
			$24,000 to $50,000	0.500%
			>$50,000	0.475%

	RiverSource Small Company Index Fund	386.7	$0 to $250	0.360%
			$250 to $500	0.350%
			$500 to $750	0.340%
			$750 to $1,000	0.330%
			$1,000 to $7,500	0.320%
			$7,500 to $15,000	0.300%
			$15,000 to $24,000	0.280%
			$24,000 to $50,000	0.260%
			>$50,000	0.240%

	Seligman Smaller Cap Value Portfolio	90.4	$0 to $500	0.935%
			$500 to $1,000	0.840%
			>$1,000	0.745%

	Seligman VP Smaller Cap Value Fund	83.4	$0 to $250	0.790%
			$250 to $500	0.765%
			$500 to $750	0.740%
			$750 to $1,000	0.715%
			$1,000 to $2,000	0.690%
			>$2,000	0.665%

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Millions)	Fee Rate
Columbia Seligman Communications and Information Fund	Columbia Technology Fund	273.7	$0 to $500 $500 to $1,000	0.870 0.820	% %
			>$1,000	0.770%

	Seligman Communication & Information Portfolio	63.4	All	0.705%

	Seligman Global Technology Portfolio	5.6	$0 to $2,000	0.950%
			$2,000 to $4,000	0.910%
			>$4,000	0.870%

Columbia Seligman Global Technology Fund	None	None	None	None

APPENDIX F

Dates on Which Current IMS Agreements Were Last Approved by Shareholders

Fund	Date of Current IMS Agreement	Date of Most Recent Shareholder Approval of Current IMS Agreement	Purpose of Submission for Shareholder Vote
Columbia Frontier Fund, Inc.	11/7/2008	11/3/2008	*
Columbia Government Money Market Fund, Inc.	11/7/2008	11/3/2008	*
Columbia Select Large-Cap Value Fund	11/7/2008	11/3/2008	*
Columbia Select Smaller-Cap Value Fund	11/7/2008	11/3/2008	*
Columbia Seligman Communications and Information Fund, Inc.	11/7/2008	11/3/2008	*
Columbia Seligman Global Technology Fund	11/7/2008	11/3/2008	*

*	Approval of new investment management services agreement for the Fund following the acquisition of J. & W. Seligman & Co. Incorporated by Ameriprise Financial, Inc.

F-1

APPENDIX G

Amounts Paid by Each Fund to Columbia Management and Affiliates

The following table indicates amounts paid by each Fund to Columbia Management, an affiliated person of Columbia Management and/or an affiliated person of such affiliated person of Columbia Management (together with any affiliated person of Columbia Management, the “affiliates”) during each Fund’s last fiscal year:

Fund	Effective Investment Advisory Fee Rate as of the End of the Fund’s Last Fiscal Year	Gross Investment Advisory Fees Paid to Columbia Management and/or its Affiliates ($)	Net Administrative Fees Paid to Columbia Management and/or its Affiliates ($)	Net Distribution and/or Service Fees Paid to Columbia Management and/or its Affiliates ($)	Net Transfer Agency Fees Paid to Columbia Management and/or its Affiliates ($)	Net Plan Administrative Services Fees Paid to Columbia Management and/or its Affiliates ($)
Fiscal Year Ended October 31, 2010
Columbia Frontier Fund, Inc.	0.89%	844,356	76,326	290,680	137,401	386
Columbia Seligman Global Technology Fund	0.95%	4,825,096	405,545	1,951,553	959,935	16,115

Fiscal Year Ended December 31, 2009
Columbia Government Money Market Fund, Inc.	0.37%	518,174	—	70,188	—	4,409
Columbia Select Large-Cap Value Fund	0.77%	1,486,938	76,758	799,758	813,077	10,582
Columbia Select Smaller-Cap Value Fund	0.96%	1,687,329	96,841	833,227	812,999	13,460
Columbia Seligman Communications and Information Fund, Inc.	0.87%	25,152,110	868,517	12,156,827	11,134,593	42,722

G-1

APPENDIX H

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in each case equals the number of votes to which the shareholders of such class of such Fund are entitled.

Fund	Class A	Class B	Class C	Class I	Class R	Class R2	Class R3	Class R4	Class R5	Class W	Class Z	Total
Columbia Frontier Fund, Inc.	6,997,953	871,955	1,370,550	4,616,393	11,583	—	—	5,763	78,840	N/A	254	13,953,291
Columbia Government Money Market Fund, Inc.	117,107,721	3,510,843	13,546,579	—	3,446,815	—	N/A	N/A	278,957	N/A	1,018,335	138,909,251
Columbia Select Large-Cap Value Fund	18,414,666	372,440	3,478,067	4,857,964	783,483	—	—	1,506	103,843	191	185	28,012,345
Columbia Select Smaller-Cap Value Fund	23,506,535	1,943,807	3,702,421	595,157	213,613	—	—	213,613	134,557	N/A	7,823	30,317,525
Columbia Seligman Communications and Information Fund, Inc.	68,621,386	2,344,519	20,727,318	1,277,234	1,087,234	—	2,184	3,114	392,228	N/A	13,294	94,468,511
Columbia Seligman Global Technology Fund	20,501,827	1,101,228	4,568,184	1,400,007	472,626	—	—	26,398	1,757,093	N/A	917	29,828,279

H-1

APPENDIX I

Principal Holders and Control Persons

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Companies to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The table is organized by fiscal year end.

Principal Holder Ownership of the Funds with Fiscal Years Ending October 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Frontier Fund, Inc.	Merrill Lynch Pierce Fenner & Smith Inc, For The Sole Benefit Of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr E 3rd Fl., Jacksonville, FL 32446-6484 (“ML – Customer Accounts”)	C	19.23%	—
	Riversource Portfolio Builder Aggressive Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0001 (“RVS Aggressive Fund”)	I	17.46%	—
	Riversource Portfolio Builder Moderate Aggressive Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0001 (“RVS Moderate Aggressive Fund”)	I	29.34%	—
	Riversource Portfolio Builder Moderate Conservative Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0001 (“RVS Moderate Conservative Fund”)	I	6.88%	—
	Riversource Portfolio Builder Moderate Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0001 (“RVS Moderate Fund”)	I	26.95%	—
	Riversource Portfolio Builder Total Equity Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0001 (“RVS Total Equity Fund”)	I	16.95%	—
	Accutek Packaging Equipment Company 401(K) P/S Plan, Darren Chocholek Trustee, 1399 Specialty Dr, Vista, CA 92081-8521	R	7.26%	—
	Frontier Trust Company FBO C. Anthony Phillips Foundation 401, P.O. Box 10758, Fargo, ND 58106-0758	R	7.98%	—
	Frontier Trust Company FBO Dedicated Systems 401(k) Plan, P.O. Box 10758, Fargo, ND 58106-0758	R	7.08%	—
	Frontier Trust Company FBO Financial Network Audit, LLC 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	17.68%	—
	ML – Customer Accounts	R	41.51%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	Seligman Advisors Inc., 151 Ameriprise Financial Ctr, Minneapolis, MN 55474-0001	R	8.14%	—
	American Enterprise Inv Svcs, Inc. FBO, Attn: MFIS Customer, P.O. Box 9446, Minneapolis, MN 55440-9446 (“AEI – MN”)	R4	77.27%	—
	Riversource Investments LLC, Attn: T. Armbrustmacher & V. Gehlhar, 50807 Ameriprise Financial Ctr, Minneapolis, MN 55474-0508 (“RVS – MN”)	R4	12.36%	—
	Gramma Fisher Foundation, 6967 Cooks Hope Rd, Easton, MD 21601-8305 (“Gramma Fisher”)	R5	68.74%	—
	Patricks Plain, 6967 Cooks Hope Rd, Easton, MD 21601-8305 (“Patricks Plain”)	R5	28.20%	—
	RVS – MN	Z	100.00%	—
Columbia Seligman Global Technology Fund	ML – Customer Accounts	A	9.11%	—
	ML – Customer Accounts	B	6.50%	—
	ML – Customer Accounts	C	19.64%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Fl., Jersey City, NJ 07311 (“MS – Harborside”)	C	5.05%	—
	RVS Aggressive Fund	I	17.47%	—
	RVS Moderate Aggressive Fund	I	29.51%	—
	RVS Moderate Conservative Fund	I	6.87%	—
	RVS Moderate Fund	I	26.77%	—
	RVS Total Equity Fund	I	16.95%	—
	Hartford Life Insurance, Co., SEP Account, Attn: UIT Operations, P.O. Box 2999, Hartford, CT 06104-2999	R	65.14%	—
	ML – Customer Accounts	R	12.72%	—
	AEI – MN	R4	30.81%	—
	Frontier Trust Company FBO Chalet Dental Care 410(k) Plan 208, P.O. Box 10758, Fargo, ND 58106-0758	R4	5.36%	—
	Mac & Company, Attn: Mutual Fund Ops, P.O. Box 3198, Pittsburgh, PA 15230-3198	R5	99.84%	—
	Julie Rosenfeld Cust, Mari Joy Rosenfeld, Uniform Transfers to Minors Act - WI, 9280 N Broadmoor Rd, Milwaukee, WI 53217-1306	Z	45.73%	—
	Julie Rosenfeld Cust, Melissa L Rosenfeld, Uniform Transfers to Minors Act - WI, 9280 N Broadmoor Rd, Milwaukee, WI 53217-1306	Z	40.13%	—
	RVS – MN	Z	14.14%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending December 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Government Money Market Fund, Inc.	Counsel Trust DBA MATC FBO Phonic Ear Holdings Inc 410(k), 1251 Waterfront Pl, Ste 525, Pittsburgh, PA 15222-4228	R	17.63%	—
	Frontier Trust Company FBO A&B Builders, Inc. 401(k) Plan 7, P.O. Box 10758, Fargo, ND 58106-0758	R	6.46%	—
	Frontier Trust Company FBO Ed Fagain, Inc. 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	8.47%	—
	Frontier Trust Company FBO First Security Bank of Nevada 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	5.05%	—
	Frontier Trust Company FBO Hospice Advantage 401(k), P.O. Box 10758, Fargo, ND 58106-0758	R	9.64%	—
	Frontier Trust Company FBO Piedmont Cardiology Associates 133, P.O. Box, 10758, Fargo, ND 58106-0758	R	20.42%	—
	Gramma Fisher	R5	9.39%	—
	MG Trust Company Cust. FBO Seattle Goodwill Industries 403(b), 700 17th St, Ste 300, Denver, CO 80202-3931	R5	32.76%	—
	Patricks Plain	R5	56.30%	—
	Edward D. Jones & Co. Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Heights, MO 63043-3009	Z	9.04%	—
	Living Trust of Frederick Hemker, Frederick Hemker Ttee, 6979 Ximines Ln N, Maple Grove, MN 55369-7641	Z	15.76%	—
	OM P Chhabra & Henriette T. Chhabra Ttees, Chhabra Family Trust U/A 12/14/1999, 16 Corn Hill Rd, Huntington, CT 06484-3622	Z	7.63%	—
	Portland Chinese Scholarship Foundation, 14877 SE Lostine Dr, Clackamas, OR 97015-9264	Z	7.44%	—
	State Street BK & TR IRA Edward Knobloch, 1191 Sterling Ave, Berkeley, CA 94708-1756	Z	5.95%	—
	Thomas R. Bales Cust., Diane E. Bales UTMA-CA, 1713 Novato Blvd, Novato, CA 94947-3014	Z	14.88%	—

Columbia Select Large-Cap Value Fund	Citigroup Global Markets, Inc. House Account, Attn: Peter Booth, 333 W 34th St, New York, NY 10001-2402 (“CGMI – House Account”)	A	10.71%	—
	ML – Customer Accounts	A	7.26%	—
	MS – Harborside	A	39.39%	25.92%
	New York Life Trust Company, Attn: William G. Perret, 169 Lackawanna Ave, Parsippany, NJ 07054-1007	A	6.79%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	CGMI – House Account	B	5.99%	—
	ML – Customer Accounts	B	18.06%	—
	CGMI – House Account	C	5.83%	—
	ML – Customer Accounts	C	35.95%	—
	RVS – MN	W	100.00%	—
	RVS Aggressive Fund	I	15.90%	—
	RVS Moderate Aggressive Fund	I	26.84%	—
	RVS Moderate Conservative Fund	I	6.23%	—
	RVS Moderate Fund	I	24.60%	—
	RVS Total Equity Fund	I	15.43%	—
	ML – Customer Accounts	R	75.31%	—
	Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers, Attn: Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4151 (“Charles Schwab Funds”)	R4	71.47%	—
	RVS – MN	R4	28.53%	—
	AEI – MN	R5	9.39%	—
	SEI Private Trust Company C/O State Street Bank, Attn: Mutual Fund Admin., 1 Freedom Valley Dr, Oaks, PA 19456-9989	R5	41.28%	—
	Gramma Fisher	R5	26.67%	—
	RVS – MN	Z	100.00%	—

Columbia Select Smaller-Cap Value Fund	ML – Customer Accounts	C	32.37%	—
	RVS Aggressive Fund	I	19.90%	—
	RVS Total Equity Fund	I	59.24%	—
	DCGT as TTEE and/or Cust FBO Principal Financial Group Qualified FIA Omnibus, Attn: NPIO Trade Desk, 711 High St, Des Moines, IA 50392-0001	R	10.94%	—
	ML – Customer Accounts	R	63.02%	—
	Wachovia Bank FBO Various Retirement Plans, 1525 W WT Harris Blvd, Charlotte, NC 28262-8522	R4	96.28%	—
	Gramma Fisher	R5	51.44%	—
	Patricks Plain	R5	35.50%	—
	RVS – MN	Z	100.00%	—

Columbia Seligman Communications and Information Fund, Inc.	ML – Customer Accounts	A	11.91%	—
	CGMI – House Account	B	7.56%	—
	ML – Customer Accounts	B	19.12%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	CGMI – House Account	C	6.66%	—
	ML – Customer Accounts	C	22.01%	—
	RVS Aggressive Fund	I	17.37%	—
	RVS Moderate Aggressive Fund	I	29.39%	—
	RVS Moderate Conservative Fund	I	6.90%	—
	RVS Moderate Fund	I	27.01%	—
	RVS Total Equity Fund	I	16.93%	—
	Hartford Life Insurance Co, Attn: UIT Operations, P.O. Box 2999, Hartford, CT 06104-2999	R	26.17%	—
	JP Morgan Chase Bank As Trustee for ADP/Access 401(K) Program, 4 New York Plaza, 15th Floor, New York, NY 10004-2413	R	12.37%	—
	ML – Customer Accounts	R	37.13%	—
	MG Trust Company Cust: FBO Exceptional Software Strategies, 700 17th St, Ste 300, Denver, CO 80202-3531	R3	12.13%	—
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	R3	74.06%	—
	RVS – MN	R3	7.04%	—
	Charles Schwab Funds, 101 Montgomery St, San Francisco, CA 94104-4151	R4	79.33%	—
	Frontier Trust Company FBO Marston & Marston Inc. 401(K) Plan, P.O. Box 10758, Fargo, ND 58106-0758	R4	5.57%	—
	MG Trust Company Cust: FBO OPK Biotech, 401(K) Retirement Plan, 700 17th St, Ste 300, Denver, CO 80202-3531	R4	10.37%	—
	Gramma Fisher	R5	8.99%	—
	ML – Customer Accounts	R5	61.64%	—
	Patricks Plain	R5	6.68%	—
	Comerica Bank TTEE of the Dorothy E Ott Irrev Trust, P.O. Box 75000 M/C, Detroit, MI 48275-3446	Z	6.38%	—
	RBC Capital Markets Corp FBO James A Fletchall, N1685 Fjord Rd, Prairie Du Sac, WI 53578-9517	Z	5.22%	—
	RBC Capital Markets Corp FBO Joan V Collins IRA, 2812 Wauwona Way, Madison, WI 53718-1529	Z	15.60%	—
	RBC Capital Markets Corp FBO Karen L Chitwood, W4210 Murmuring Pines Dr, Necedah, WI 54646-8192	Z	5.48%	—
	RBC Capital Markets Corp FBO Margaret A Bartlett IRA, 1175 Old Harris Rd Apt. 904, Dallas, GA 30157-8263	Z	6.64%	—

NM-BOOK 4

COLUMBIA FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 1:00 p.m., Eastern time, on February 15, 2011, at One Financial Center, 5th Floor Conference Room A, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Additional Signature (if held jointly)
Date	2011
CFS_22080_NMB4_122010

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1. To elect directors/trustees to the Board. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01.	Kathleen Blatz	02.	Edward J. Boudreau, Jr.	03.	Pamela G. Carlton	04.	William P. Carmichael
05.	Patricia M. Flynn	06.	William A. Hawkins	07.	R. Glenn Hilliard	08.	Stephen R. Lewis, Jr.
09.	John F. Maher	10.	John J. Nagorniak	11.	Catherine James Paglia	12.	Leroy C. Richie
13.	Anthony M. Santomero	14.	Minor M. Shaw	15.	Alison Taunton-Rigby	16.	William F. Truscott

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐

2. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐

3.      To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors/trustees, but without obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 15, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22080

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22080_NMB4_122010